UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 11, 2008
                                                         ----------------

                           Portec Rail Products, Inc.
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                 0-50543                    55-0755271
-----------------------------    -----------------          --------------------
(State or Other Jurisdiction)  (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.                     15238
------------------------------------------------                     -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

         On January 11, 2008, the Registrant entered into a consultant agreement (the "Agreement") with Mr. John S. Cooper, Vice Chairman of the Board. The Agreement has a term of 12 months, under which the Registrant will pay Mr. Cooper a consulting fee of $36,000 annually, in 12 equal monthly installments. In addition to the consultant fee, Mr. Cooper is eligible to participate in the Registrant's annual bonus plan and will receive reimbursement of reasonable expenses incurred in performance of his consultant duties. Mr. Cooper is not eligible to participate in any of the benefit programs offered to employees of the Registrant (other than as specifically set forth in the Agreement). The Agreement does not preclude Mr. Cooper's receipt of normal and customary fees from his service on the Board of Directors.

         For more detailed information, please see the copy of the Agreement attached as Exhibit 10.1 to this Form 8-K.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a) Financial statements of businesses acquired. Not Applicable.

(b) Pro forma financial information. Not Applicable.

(c) Shell company transactions: Not Applicable.

(d) Exhibits.
    Exhibit 10.1:  Consultant Agreement with John S. Cooper.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PORTEC RAIL PRODUCTS, INC.



DATE: January 14, 2008                      By:      /s/ John N. Pesarsick
                                                     ---------------------------
                                                     John N. Pesarsick
                                                     Chief Financial Officer